Exhibit 10.2

                             Form of Class A Warrant

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


                                 CLASS A WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                           CHINA PHARMA HOLDINGS, INC.

     (void after January ___, 2010 [third anniversary of the Issuance Date])


No. _______

     THIS CERTIFIES THAT, for value received, _______________ or registered assigns (the "Holder"), from and after the Issuance Date (as defined below), and subject to the terms and conditions herein set forth, is entitled to purchase from China Pharma Holdings, Inc., a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York City time on January ___, 2010 [third anniversary of the Issuance Date] (the "Expiration Date"), __________________ (____________)
shares (the "Warrant Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 5 below. The number of Warrant Shares is subject to adjustment under Section 2 below.

1. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

     (a)  "Issuance Date" means January ___, 2007.

     (b)  "Expiration Date" means January ___, 2010.

     (c)  "Offering  Warrants"  shall have the  meaning  ascribed to the term in
Section 8 below.

     (d) "Person" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor of such entity.

     (e)   "Subscription   Agreement"   means  that  certain   Subscription  and
Registration Rights Agreement dated as of January ___, 2007 between the Company and the initial Holder of this Warrant.

     (f)  "Warrant  Price"  means $2.38 per share  subject to  adjustment  under
Section 2 below.

2. Adjustments and Notices. The Warrant Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 2. The Warrant Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur after the Issuance Date.


     (a) Stock Splits, Dividends or Stock Combinations. In the event the Company shall at any time after the Issuance Date split or subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock or the Common Stock Equivalents (as defined below) (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then as of the record date of such split, subdivision or dividend distribution (or the date of such split, subdivision or dividend distribution if no record date is fixed), the Warrant Price shall be appropriately decreased so that the number of Warrant Shares for which this Warrant may be exercised shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares of Common Stock issuable with respect to Common Stock Equivalents determined from time to time as provided in Subsection 2(d)(iii) below. If the number of shares of Common Stock outstanding at any time after the Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination (or the date of such combination if no record date is fixed), the Warrant Price shall be appropriately increased so that the number of Warrant Shares for which this Warrant may be exercised shall be decreased in proportion to such decrease of the shares of Common Stock outstanding. In each of the foregoing cases, the adjustment shall be effective at the close of business on the record date or the date of such split, subdivision, stock dividend or combination, as the case may be.

     (b) Recapitalization, In-Kind Distribution. Upon any recapitalization or other event that results in a change of the number of shares of Common Stock issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Common Stock (other than a split, subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Warrant), the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such recapitalization or other event or immediately prior to the record date for such in-kind dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant.

     (c) Reorganization, Merger, etc. In case of any merger, consolidation or similar transaction, which merger, consolidation or transaction results in a change of control of more than a majority of the voting stock of the Company, and in case of a sale, transfer or conveyance of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such merger, consolidation, sale, transfer, conveyance or other transaction by the Holder with respect to the Warrant Shares if this Warrant had been exercised immediately before the consummation of such transaction. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 2.

     (d) Adjustment for Issuance of Additional Shares of Common Stock Below Warrant Price. If the Company shall issue, or be deemed to issue (as provided below), any additional shares of Common Stock other than Excluded Stock, as defined below ("Additional Shares of Common Stock"), without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Shares of Common Stock, the Warrant Price shall be reduced concurrently with each such issuance to a price calculated as follows:

Adjusted Warrant Price =
            (Outstanding Stock x Warrant Price) + Additional Stock Consideration
            --------------------------------------------------------------------

            Outstanding Stock + No. of Additional Shares of Common Stock

As used herein:

     "Additional Stock Consideration" means the consideration received by the Company upon the issuance of the Additional Shares of Common Stock.

     "Excluded Stock" means (a) shares of Common Stock issued pursuant to splits, subdivisions, stock dividends, combinations, in-kind distributions, reorganizations, or similar transactions described in Subsections 2(a), 2(b) and 2(c) above; (b) shares of Common Stock issued or issuable to employees, officers, consultants or directors of the Company or other persons performing services for the Company, directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors and the stockholders, provided that the shares so issued do not constitute 10% or more of the total outstanding shares of the capital stock of the Company; (c) shares of capital stock issued or issuable upon exercise of existing convertible preferred stock, warrants, notes, or other convertibles securities; (d) shares of capital stock or warrants or options to purchase capital stock, issued in connection with bona fide acquisitions, mergers and similar transactions that are primarily for purposes other than raising capital, the terms of which are approved by the Board of Directors, provided that the shares so issued do not constitute 10% or more of the total outstanding shares of the capital stock of the Company; (e) shares of Common Stock issued or issuable upon exercise of this Warrant; and (f) shares of Common Stock issued or issuable with affirmative vote of a majority of the then outstanding Warrant Shares, voting together as a class.

     "Outstanding Stock" means the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding warrants, options and any other convertible securities (including this Warrant) immediately prior to the issuance of the Additional Shares of Common Stock; provided that the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

     (i) No adjustment in the Warrant Price needs to be made if such adjustment would result in a change in the Warrant Price of less than one cent. Any such adjustment which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of one cent or more in the Warrant Price. No adjustment in the Warrant Price of this Warrant shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for such Additional Shares of Common Stock issued or deemed to be issued (as provided below) by the Company is less than the Warrant Price then in effect on the date immediately prior to such issuance for this Warrant.

     (ii) For purposes of making any adjustment required under this Subsection 2(d), (x) in the case of issuance of Common Stock or Common Stock Equivalents for cash, the consideration shall be deemed to be the amount of cash paid therefor; and (y) in the case of issuance of the Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

     (iii) For purposes of the adjustment required under this Subsection 2(d), if at any time or from time to time after the Issuance Date, the Company issues securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, Additional Shares of Common Stock (the "Common

Stock Equivalents"), the following provisions shall apply for all purposes of this Subsection 2(d), and "Additional Shares of Common Stock" shall be deemed to include the following:

         (1) The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Subsection 2(d)(ii) above).

         (2) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon conversion, exchange or exercise of any Common Stock Equivalents, other than a change resulting from the antidilution provisions thereof, the Warrant Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.

         (3) Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Warrant Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of Additional Shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

         (4) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to this Subsection 2(d) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Subsection 2(d)(iii)(2) or Subsection 2(d)(iii)(3) above.

     (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

     (f) No Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If any exercise or conversion of the Warrant would result in any fractional share, the Company shall eliminate such fractional share interest by paying the Holder an amount in cash equal to the fair market value of such fractional share on the date of conversion, as determined in good faith by the Board of Directors.

3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

4. Reservation of Stock. The Company will reserve from its authorized and unissued stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon exercise of this Warrant.

5. Exercise of Warrant. This Warrant may be exercised by the Holder hereof, in whole or in part, at any time from and after the Issuance Date and prior to the Expiration Date, at the election of the Holder hereof (with the notice of exercise substantially in the form attached hereto as Attachment 1 duly completed and executed), by the surrender of this Warrant at the principal office of the Company or transfer agent and the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

6. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act.

7. Legends. Upon issuance, the certificate or certificates evidencing any Warrant Shares shall bear legends as set forth in the Subscription Agreement as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR
         OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION."

8. Subscription Agreement. This Warrant is one of a number of warrants (the "Offering Warrants") issued pursuant to the Subscription Agreement, and the Warrant Shares shall be entitled to the rights conferred thereon and subject to the terms and conditions under the Subscription Agreement, including without limitation the registration rights provided therein.

9. Termination. This Warrant shall terminate at 5:00 p.m. New York City time on the Expiration Date.

10. Miscellaneous. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder of this Warrant shall be deemed given if deposited in mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

ISSUED:   January  ___, 2007


CHINA PHARMA HOLDINGS, INC.


By:__________________________________

Name:________________________________

Title:_______________________________

                                                                    Attachment 1
                                                                    ------------




NOTICE OF EXERCISE

TO:       CHINA PHARMA HOLDINGS, INC.

1. The undersigned hereby elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:



                         ------------------------------
                 (Name in which certificate(s) are to be issued)

                         -------------------------------
                                    (Address)




                                                   -----------------------------
                                                        (Name of Warrant Holder)

                                                   By:__________________________
                                                   Title:_______________________
                                                   Date signed:_________________